Scudder Global High
Income Fund, Inc.




Annual Report
October 31, 2001





A non-diversified closed-end investment company seeking high current income as its primary objective and capital appriciation as a secondary objective through investment principality in global income securities.

Scudder Global High Income Fund, Inc.
--------------------------------------------------------------------------------

Investment Objectives and Policies

o seeking high current income as its primary objective and capital appreciation as its secondary objective through investment principally in global income strategies

Investment Characteristics

o a non-diversified closed-end investment company investing principally in a portfolio of global income securities and, to a limited extent, emerging country equity securities

o a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information
--------------------------------------------------------------------------------

Executive Offices                  Scudder Global High Income Fund, Inc.
                                   345 Park Avenue
                                   New York, NY 10154

                                   For fund information: 1-800-349-4281

Transfer Agent, Registrar          For account information: 1-800-294-4366
and Dividend Reinvestment
Plan Agent                         Scudder Investments Service Company
                                   P.O. Box 219153
                                   Kansas City, MO 64121-9153

Custodian                          Brown Brothers Harriman & Co.

Legal Counsel                      Willkie Farr & Gallagher

Independent Accountants            PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- LBF

Contents
--------------------------------------------------------------------------------


   4    Letter to Shareholders

   7    Investment Summary

   8    Portfolio Summary

   9    Investment Portfolio

  13    Financial Statements

  17    Financial Highlights

  18    Notes to Financial Statements

  25    Report of Independent Accountants

  26    Shareholder Meeting Results

  27    Dividend Repurchase and Cash Purchase Plan

  31    Other Information

  32    Directors and Officers






Net Asset Value

The fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)

   The New York Times

   Barron's

   The Financial Times


--------------------------------------------------------------------------------
This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholders,

The past twelve months have been a very interesting time to be an emerging markets investor. The first half of the year was driven in large part by the overall global market backdrop. While global markets demonstrated signs of a slowing economy, Federal Reserve Chairman Alan Greenspan signaled the beginning of a cycle of monetary easing for the United States. Subsequently, the Fed began a series of interest-rate reductions in the first quarter of 2001, easing concerns of a potential recession in the United States and the world economy. Conversely, the second half of the year saw a shift away from the global backdrop and toward specific credit-driven events within emerging markets. This backdrop witnessed strong demand for emerging market fixed income as investors continued to search for yield. With the fund strategically positioned to take advantage of the setting, the results were twofold. First of all, Scudder Global High Income Fund, Inc. raised its quarterly dividend from $0.15 to $0.175 -- an increase of over 17 percent. Secondly, Scudder Global High Income Fund, Inc. saw significant positive performance over the past twelve months.

With the focus of the fund highlighting credit quality -- investing in countries that have improving fundamentals -- the conservative strategy proved effective. Over the 12-month period ended October 31, 2001, the fund posted a 4.23 percent total return based on net asset value while the J.P. Morgan Emerging Markets Bond Index Plus returned 3.50 percent. The fund's return based on its market price was 18.31 percent over that same period.

Uncertainty in Argentina

The fund currently has no exposure to Argentina. Earlier in the year, lack of growth and poor fiscal performance led investors to question Argentina's solvency. Market euphoria surrounding a huge debt swap in May pushed bond prices higher. However, these gains did not last, as prices fell sharply. As October gubernatorial elections approached, investors' concerns grew because much-needed fiscal and economic adjustments were put on hold, while economic indicators continued to disappoint, pointing toward a protracted recession. Finally, as multilateral agencies continued to refrain from announcing support packages, investors began to reprice the Argentine debt downward, assuming the worst-case scenario: default.

--------------------------------------------------------------------------------

So far, the contagion impact has been limited. While we may see bouts of volatility as a result of Argentina, a significant market disruption is not expected for several reasons. First of all, the amount of leverage in the market is much lower than in the past. Because of this, the risk of forced selling through margin calls has been greatly reduced. Secondly, Argentina has shown a willingness to service its debt -- its ability to pay is what is in question. And lastly, the IMF has demonstrated its desire to limit spillover from Argentina into its neighboring countries. More specifically, the IMF announced a $15 billion credit facility for Brazil in an attempt to mitigate any potential volatility emanating from Argentina.

Political cohesiveness will be a major factor in determining the ability of Argentina to stick to its adjustment program. While tax revenues continue to disappoint, additional adjustments will be necessary to maintain fiscal austerity. Because a balanced budget remains a key stipulation for any foreign support, additional cuts will need to be longer and deeper. Most important will be evidence of long-term sustainable growth. In the meantime, we continue to have no exposure to Argentina and will continue to do so until significant structural changes are made that address a clear and cohesive economic growth plan.

Reduced Exposure to Mexico and Venezuela

The fund reduced its exposure to Mexico at the beginning of this year because of concerns that a U.S. slowdown could adversely impact the Mexican economy. With roughly 80 percent of Mexican exports headed toward the United States, a slowing U.S. economy would pressure Mexico's balance of payments. However, given the aggressive Fed monetary easing and the strong rebound in equity prices, the risks of a U.S. economic slowdown already appeared to be reflected in the markets, so we took the opportunity to add to Mexico. With other markets experiencing volatility, we still view Mexico as one of the stronger credits in the emerging markets universe.

In Venezuela, we reduced our exposure in the second half of the year for several reasons. First, the political situation, particularly as it relates to local labor unions, has become less stable. Oil prices, meanwhile, continue to drift lower, although not yet low enough to seriously threaten fiscal accounts.

--------------------------------------------------------------------------------


Capital flight continues, forcing the Central Bank to continue intervening in the foreign exchange market. More recently, the rules of accumulation for the macroeconomic stabilization fund (a fund in which excess revenues resulting from oil sales are deposited to offset future losses of oil revenues) were modified, slowing the pace of deposits. While the account currently covers two years' worth of external debt payments, there are concerns that fiscal prudence will be replaced with additional social expenditures.

Positive Outlook on Russia

Russia continues to be the darling of emerging markets. The country is posting solid fiscal numbers while making progress on structural reform. Economic growth for this year may be as strong as five percent, with public sector debt continuing to fall. We expect a budget surplus in excess of three percent of gross domestic product this year. We also expect progress to be made on pension and land reform, new legislation on corporate governance and measures to rationalize budgetary expenditures.

Looking Ahead

Emerging markets will be driven by sentiment regarding Argentina over the next few months. However, given the recent evidence of limited contagion, we believe attractive opportunities exist in emerging markets. Countries demonstrating fiscal prudence and proactive policies will continue to benefit as investors seek opportunities. With this in mind, the portfolio continues to focus on improving credits while remaining defensively positioned regarding Argentina.

We are pleased that you are an investor in Scudder Global High Income Fund, Inc. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,

/s/ Juris Padegs

Juris Padegs
President and
Chairman of the Board

Investment Summary                                        as of October 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Historical Information Life of Fund
--------------------------------------------------------------------------------
                                        Total Return (%)
                ----------------------------------------------------------------
                    Market Value      Net Asset Value (a)        Index (b)
                --------------------  --------------------  --------------------
                           Average               Average               Average
                Cumulative Annual     Cumulative  Annual     Cumulative Annual
--------------------------------------------------------------------------------
Quarter            -.72         --        .19         --         .51        --
--------------------------------------------------------------------------------
1-Year            18.31      18.31       4.23       4.23        3.50      3.50
--------------------------------------------------------------------------------
3-Year            10.13       3.27      47.54      13.84       49.64     14.38
--------------------------------------------------------------------------------
5-Year           -15.87      -3.40     -20.58      -4.50       49.07      8.31
--------------------------------------------------------------------------------
Life of Fund*     27.95       2.70      47.39       4.28      181.41     11.83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Per Share Information and Returns
--------------------------------------------------------------------------------

                         Yearly periods ended October 31

                  1992*  1993  1994  1995   1996  1997  1998  1999  2000   2001
--------------------------------------------------------------------------------
Net Asset
Value ($)        13.45  16.22 13.41  11.20 15.61  13.11  5.45  5.77   6.10  5.66
--------------------------------------------------------------------------------
Income
Dividends ($)      .13   1.49  1.51   1.53  1.50   1.50  1.50   .60    .60   .65
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)   --    .01   .36    .15    --   2.92    --    --     --    --
--------------------------------------------------------------------------------
Total
Return (%) (a)   -1.89  33.69 -5.94  -3.46 55.81 14.03 -52.80 18.78  19.25  4.23
--------------------------------------------------------------------------------

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

*   The Fund commenced operations on July 31, 1992.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is -29.07%.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary                                         as of October 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Investment Allocation (Excludes Cash Equivalents)      10/31/01      10/31/00
--------------------------------------------------------------------------------

Sovereign Bonds (a)                                        96%           100%

Corporate Bonds                                             4%            --
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

(a) Includes 29% and 40% investments in Brady Bonds, respectively.

--------------------------------------------------------------------------------
 Interest Rate Sensitivity (Excludes Cash Equivalents)   10/31/01      10/31/00
--------------------------------------------------------------------------------

Fixed Rate Bonds                                           60%            67%

Floating Rate Bonds                                        40%            33%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Geographical (Excludes Cash Equivalents)               10/31/01      10/31/00
--------------------------------------------------------------------------------

Russia                                                     20%            14%

Brazil                                                     17%            22%

Mexico                                                     16%            17%

Jamaica                                                     8%             --

Bulgaria                                                    7%             5%

Peru                                                        6%             --

Colombia                                                    6%             4%

Korea                                                       5%             --

United States                                               4%             --

Argentina                                                   --            12%

Venezuela                                                   3%             6%

Turkey                                                      --             4%

Panama                                                      --             4%

Other                                                       8%            12%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

Geographical diversification is subject to change.

Investment Portfolio                                     as of October 31, 2001
--------------------------------------------------------------------------------

                                                     Principal
                                                   Amount ($) (c)     Value ($)
--------------------------------------------------------------------------------
 Bonds 98.6%
--------------------------------------------------------------------------------
Bermuda 0.0%
--------------------------------------------------------------------------------
Global Crossing Holding Ltd., 8.7%, 8/1/2007           100,000          15,500
--------------------------------------------------------------------------------
Brazil 17.2%
--------------------------------------------------------------------------------
Federative Republic of Brazil, "New" Money Bond,
   Floating Rate Bond, LIBOR plus .875%, 3.25%,
   4/15/2009                                         1,323,529         952,941

Federative Republic of Brazil, C Bond, 8.0%,
  4/15/2014 (d)                                      9,130,905       6,186,188

Federative Republic of Brazil, 8.875%, 4/15/2024     1,150,000         655,500

Federative Republic of Brazil, 10.125%, 5/15/2027      900,000         578,250

Federative Republic of Brazil, 11.0%, 8/17/2040      2,750,000       1,816,375
  (d)

Federative Republic of Brazil, 11.25%, 7/26/2007     1,100,000         957,000
  (d)

Federative Republic of Brazil, 14.5%, 10/15/2009     1,000,000         942,500
--------------------------------------------------------------------------------
                                                                    12,088,754
--------------------------------------------------------------------------------
Bulgaria 6.8%
--------------------------------------------------------------------------------
Republic of Bulgaria, Series PDI, Interest in
  Arrears, Floating Rate Bond, LIBOR plus
  .8125%, 4.562%, 7/28/2011                            955,350         749,950

Republic of Bulgaria, Series RPDI, Interest in
  Arrears, Floating Rate Bond, LIBOR plus
  .8125%, 4.562%, 7/28/2011                             99,000          77,715

Republic of Bulgaria, Series A, Step-up Coupon,
  LIBOR plus .8125%, 4.562%, 7/28/2012 (d)           4,850,000       3,928,500
--------------------------------------------------------------------------------
                                                                     4,756,165
--------------------------------------------------------------------------------
Colombia 5.8%
--------------------------------------------------------------------------------
Republic of Colombia, 7.25%, 2/23/2004               1,000,000         996,250

Republic of Colombia, 7.625%, 2/15/2007              1,500,000       1,402,500

Republic of Colombia, 11.75%, 2/25/2020              1,725,000       1,679,288
--------------------------------------------------------------------------------
                                                                     4,078,038
--------------------------------------------------------------------------------
Dominican Republic 1.1%
--------------------------------------------------------------------------------
Dominican Republic, 9.5%, 9/27/2006                    750,000         742,500
--------------------------------------------------------------------------------
Ecuador 2.1%
--------------------------------------------------------------------------------
Republic of Ecuador, Step-up Coupon, 5.0%,
  8/15/2030                                            820,000         332,100
Republic of Ecuador, Step-up Coupon, 5.0%,
  8/15/2030                                          2,840,000       1,150,200
--------------------------------------------------------------------------------
                                                                     1,482,300
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                   Amount ($) (c)     Value ($)
--------------------------------------------------------------------------------

Ivory Coast 0.7%
--------------------------------------------------------------------------------
Government of Ivory Coast, Step-up Coupon, LIBOR
  plus .8125%, 2.0%, 3/29/2018*                      3,250,000         471,250
--------------------------------------------------------------------------------
Jamaica 8.0%
--------------------------------------------------------------------------------
Government of Jamaica, 9.625%, 7/2/2002                450,000         456,750

Government of Jamaica, 11.75%, 5/15/2011             4,900,000       5,138,875
--------------------------------------------------------------------------------
                                                                     5,595,625
--------------------------------------------------------------------------------
Korea 4.9%
--------------------------------------------------------------------------------
Hanvit Bank, 11.75%, 3/1/2010                          500,000         530,540

Korea Exchange Bank, Step-up Coupon, 13.75%,
  6/30/2010                                          1,600,000       1,720,000

Korea Exchange Bank, Step-up Coupon, 13.75%,
  6/30/2010                                          1,100,000       1,182,500
--------------------------------------------------------------------------------
                                                                     3,433,040
--------------------------------------------------------------------------------
Mexico 16.2%
--------------------------------------------------------------------------------
United Mexican States, Series B, Floating Rate
  Note, LIBOR plus .8125%, 5.0625%, 12/31/2019         100,000          99,000

United Mexican States, Series A, Collateralized
  Par Bond, 6.25%, 12/31/2019                        1,750,000       1,671,250

United Mexican States, Series B, Collateralized
  Par Bond, 6.25%, 12/31/2019                        2,110,000       2,025,600

United Mexican States, 8.125%, 12/30/2019            1,650,000       1,567,500

United Mexican States, 10.375%, 2/17/2009 (d)        2,800,000       3,171,000

United Mexican States, 11.5%, 5/15/2026 (d)          2,250,000       2,818,125

United Mexican States, Series A, Value Recovery
  Rights                                             7,320,000          40,260
--------------------------------------------------------------------------------
                                                                    11,392,735
--------------------------------------------------------------------------------
Peru 6.0%
--------------------------------------------------------------------------------
Republic of Peru, Floating Rate Interest
  Reduction Bond, Step-up Coupon, 4.0%, 3/7/2017     1,180,000         767,000

Republic of Peru, Step-up Coupon, 4.5%, 3/7/2017
  (d)                                                4,800,000       3,456,000
--------------------------------------------------------------------------------
                                                                     4,223,000
--------------------------------------------------------------------------------
Poland 2.1%
--------------------------------------------------------------------------------
European Bank Reconstruction & Development,      PLZ
  19.0%, 12/5/2001                                   6,150,000       1,505,171
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                     Principal
                                                   Amount ($) (c)     Value ($)
--------------------------------------------------------------------------------
Russia 19.5%
--------------------------------------------------------------------------------
Russian Federation, Step-up Coupon, 5.0%,
  3/31/2030 (d)                                     10,795,000       5,141,119

Russian Federation, Step-up Coupon, 5.0%,
  3/31/2030                                            230,000         109,538

Russian Federation, 8.25%, 3/31/2010                   517,380         405,497

Russian Federation, 10.0%, 6/26/2007                 1,400,000       1,279,250

Russian Ministry of Finance, 3.0%, 5/14/2003         6,350,000       5,667,375

Russian Ministry of Finance, 3.0%, 5/14/2006         1,700,000       1,064,625
--------------------------------------------------------------------------------
                                                                    13,667,404
--------------------------------------------------------------------------------
Singapore 0.1%
--------------------------------------------------------------------------------
Flextronics International Ltd., 9.875%, 7/1/2010       100,000         104,000
--------------------------------------------------------------------------------
Ukraine 1.2%
--------------------------------------------------------------------------------
Government of Ukraine, 11.0%, 3/15/2007                940,000         824,850
--------------------------------------------------------------------------------
United States 3.8%
--------------------------------------------------------------------------------
Adelphia Communications Corp., 10.875%, 10/1/2010      100,000          96,000

AES Corp., 9.375%, 9/15/2010                           100,000          92,625

Allied Waste North America, Inc., Series B,
  10.0%, 8/1/2009                                      100,000         101,250

American Standard Companies, Inc., 7.625%,
  2/15/2010                                            100,000         102,500

Calpine Corp., 8.625%, 8/15/2010                       100,000         102,800

Charter Communications Holdings LLC, 10.0%,
  4/1/2009                                             100,000         102,000

Chesapeake Energy Corp., 8.125%, 4/1/2011              100,000          97,500

CMS Energy Corp., 7.5%, 1/15/2009                      100,000          97,625

Crown Castle International Corp., 10.75%,
  8/1/2011                                             100,000          94,500

CSC Holdings, Inc., 8.125%, 8/15/2009                  100,000         104,718

D.R. Horton, Inc., 9.75%, 9/15/2010                    100,000         100,250

HCA, Inc., 8.75%, 9/1/2010                             100,000         113,000

HMH Properties, Inc., Series B, 7.875%, 8/1/2008       100,000          86,250

Kmart Corp., 9.875%, 6/15/2008                         100,000          86,500

Lear Corp., 8.11%, 5/15/2009                           100,000         101,053

Lyondell Chemical Co., Series A, 9.625%, 5/1/2007      100,000          96,000

Mandalay Resort Group, Series B, 10.25%, 8/1/2007      100,000          94,750

McLeod USA, Inc., 11.375%, 1/1/2009                    100,000          27,000

Metromedia Fiber Network, Inc., 10.0%, 12/15/2009      100,000          22,000

MGM Mirage, Inc., 9.75%, 6/1/2007                      100,000          99,500

Nextel Communications, Inc., 9.375%, 11/15/2009        100,000          70,250
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                     Principal
                                                   Amount ($) (c)     Value ($)
--------------------------------------------------------------------------------

Niagara Mohawk Power Corp., 7.75%, 10/1/2008           100,000         110,534

Park Place Entertainment, 8.875%, 9/15/2008            100,000          99,000

Pioneer Natural Resources Co., 9.625%, 4/1/2010        100,000         112,680

PSEG Energy Holdings, 10.0%, 10/1/2009                 100,000         111,029

Station Casinos, Inc., 9.875%, 7/1/2010                100,000          95,500

Tenet Healthcare Corp., 9.25%, 9/1/2010                100,000         122,500

United Rentals, Inc., Series B, 9.0%, 4/1/2009         100,000          92,000
--------------------------------------------------------------------------------
                                                                     2,631,314
--------------------------------------------------------------------------------
Venezuela 3.1%
--------------------------------------------------------------------------------
Republic of Venezuela, Series C, Floating Rate
  Note, LIBOR plus 1.125%, 7.375%, 12/31/2003        2,500,000       2,168,578
--------------------------------------------------------------------------------
Total Bonds (Cost $69,134,671)                                      69,180,224
--------------------------------------------------------------------------------
 Repurchase Agreements 1.4%

Salomon Smith Barney, 2.6% to be repurchased at
  $951,069 on 11/1/2001 (b) (Cost $951,000)            951,000         951,000
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $70,085,671) (a)         70,131,224
--------------------------------------------------------------------------------

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $70,315,084. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $183,860. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,480,237 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,664,097.

(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

(c)  Principal amount in U.S. dollars unless otherwise noted.

(d) At October 31, 2001 these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.

At October 31, 2001, outstanding written options were as follows:





Put Options                  Principal   Expiration                   Market
                              Amount ($)     Date     Strike Price   Value ($)
--------------------------------------------------------------------------------
United Mexican States        3,250,000     12/26/2001  USD 108.75        3,120
--------------------------------------------------------------------------------
Total outstanding written options (Premiums received $53,625)     $      3,120
--------------------------------------------------------------------------------

  Currency Abbreviation
-------------------------
PLZ      Polish Zlotys
-------------------------


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of October 31, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $70,085,671)          $    70,131,224
--------------------------------------------------------------------------------
Cash                                                                        709
--------------------------------------------------------------------------------
Receivable for investments sold                                       5,689,067
--------------------------------------------------------------------------------
Interest receivable                                                   1,692,647
--------------------------------------------------------------------------------

Net receivable for closed forward currency exchange contracts            34,610
--------------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange contracts           10,460
--------------------------------------------------------------------------------

Other assets                                                              4,207
--------------------------------------------------------------------------------
Total assets                                                         77,562,924
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                     2,859,840
--------------------------------------------------------------------------------
Reverse repurchase agreements                                        16,498,558
--------------------------------------------------------------------------------
Interest payable for reverse repurchase agreements                       33,727
--------------------------------------------------------------------------------
Dividends payable                                                     1,739,420
--------------------------------------------------------------------------------
Written options, at value (premiums received $53,625)                     3,120
--------------------------------------------------------------------------------
Accrued management fee                                                   68,364
--------------------------------------------------------------------------------
Other accrued expenses and payables                                     124,750
--------------------------------------------------------------------------------
Total liabilities                                                    21,327,779
--------------------------------------------------------------------------------
Net assets, at value                                            $    56,235,145
--------------------------------------------------------------------------------
Net Assets
--------------------------------------------------------------------------------
Net assets consist of:

Undistributed net investment income                                   1,004,480
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:

  Investment securities                                                  45,553
--------------------------------------------------------------------------------
  Written options                                                        50,505
--------------------------------------------------------------------------------
  Foreign currency related transactions                                  11,216
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (76,443,325)
--------------------------------------------------------------------------------
Paid-in capital                                                     131,566,716
--------------------------------------------------------------------------------
Net assets, at value                                            $    56,235,145
--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value per share ($56,235,145 / 9,939,539 shares of common stock outstanding, $.01 par value, 100,000,000 shares
authorized)                                                     $          5.66
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Operations for the year ended October 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:

Interest                                                        $     9,506,896
--------------------------------------------------------------------------------
Expenses:

Management fee                                                          733,710
--------------------------------------------------------------------------------
Services to shareholders                                                 26,286
--------------------------------------------------------------------------------
Custodian and accounting fees                                           186,216
--------------------------------------------------------------------------------
Auditing                                                                106,428
--------------------------------------------------------------------------------
Legal                                                                    21,448
--------------------------------------------------------------------------------
Directors' fees and expenses                                             62,431
--------------------------------------------------------------------------------
Reports to shareholders                                                  59,454
--------------------------------------------------------------------------------
Interest expense                                                        580,713
--------------------------------------------------------------------------------
Other                                                                    80,678
--------------------------------------------------------------------------------
Total expenses                                                        1,857,364
--------------------------------------------------------------------------------
Net investment income                                                 7,649,532
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:

Investments                                                          (7,102,192)
--------------------------------------------------------------------------------
Written options                                                          38,592
--------------------------------------------------------------------------------
Foreign currency related transactions                                    49,009
--------------------------------------------------------------------------------
                                                                     (7,014,591)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:

Investments                                                           1,345,783
--------------------------------------------------------------------------------
Written options                                                          50,505
--------------------------------------------------------------------------------
Foreign currency related transactions                                    11,216
--------------------------------------------------------------------------------
                                                                      1,407,504
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (5,607,087)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations $     2,042,445
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Years Ended October 31,
Increase (Decrease) in Net Assets                     2001             2000
--------------------------------------------------------------------------------
Operations:

Net investment income                          $     7,649,532  $     6,608,211
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                        (7,014,591)       5,647,652
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period            1,407,504       (2,970,006)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      2,042,445        9,285,857
--------------------------------------------------------------------------------
Distributions to shareholders from net
investment income                                   (6,456,563)      (5,935,676)
--------------------------------------------------------------------------------
Reinvestment of distributions                          101,072          302,952
--------------------------------------------------------------------------------
Increase (decrease) in net assets                   (4,313,046)       3,653,133
--------------------------------------------------------------------------------
Net assets at beginning of period                   60,548,191       56,895,058
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of
$1,004,480 and accumulated distributions in
excess of net investment income $236,694,
respectively)                                  $    56,235,145  $    60,548,191
--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period            9,920,436        9,858,276
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                           19,103           62,160
--------------------------------------------------------------------------------
Shares outstanding at end of period                  9,939,539        9,920,436
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Cash Flows for the year ended October 31, 2001
--------------------------------------------------------------------------------

Cash Flows from Operating Activities
--------------------------------------------------------------------------------
Investment income received                                      $     7,259,282
--------------------------------------------------------------------------------
Payment of expenses                                                  (1,899,106)
--------------------------------------------------------------------------------
Proceeds from sales and maturities of investments                   553,269,634
--------------------------------------------------------------------------------
Purchases of investments                                           (561,188,341)
--------------------------------------------------------------------------------
Net maturities of short-term investments                                243,000
--------------------------------------------------------------------------------
Cash used for operating activities                                   (2,315,531)
--------------------------------------------------------------------------------

Cash Flows from Financing Activities
--------------------------------------------------------------------------------
Net increase (decrease) in reverse repurchase agreements              8,366,158
--------------------------------------------------------------------------------
Distributions paid (net of reinvestment of dividends)                (6,050,144)
--------------------------------------------------------------------------------
Cash provided by financing activities                                 2,316,014
--------------------------------------------------------------------------------
Increase (decrease) in cash                                                 483
--------------------------------------------------------------------------------
Cash at beginning of period                                                 226
--------------------------------------------------------------------------------
Cash at end of period                                           $           709
--------------------------------------------------------------------------------

Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Provided by Operating Activities
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       2,042,445
--------------------------------------------------------------------------------
Net (increase) decrease in cost of investments                          828,552
--------------------------------------------------------------------------------
Net (increase) decrease in unrealized appreciation (depreciation)
on investments                                                       (1,345,783)
--------------------------------------------------------------------------------
(Increase) decrease in unrealized appreciation (depreciation) on
forward currency contracts                                              (10,460)
--------------------------------------------------------------------------------
(Increase) decrease in net receivable for closed forward currency
exchange contracts                                                      (34,610)
--------------------------------------------------------------------------------
(Increase) decrease in interest receivable                             (114,175)
--------------------------------------------------------------------------------
(Increase) decrease in receivable for investments sold               (1,559,557)
--------------------------------------------------------------------------------
Increase (decrease) in payable for investments purchased             (2,080,201)
--------------------------------------------------------------------------------
Increase (decrease) in accrued expenses                                  (6,424)
--------------------------------------------------------------------------------
Increase (decrease) in interest payable                                 (35,318)
--------------------------------------------------------------------------------
Cash used for operating activities                               $   (2,315,531)
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Years Ended October 31,                    2001    2000    1999    1998    1997
--------------------------------------------------------------------------------

Per Share Operating Performance
--------------------------------------------------------------------------------
Net asset value, beginning of period      $ 6.10  $ 5.77  $ 5.45  $13.11  $15.61
--------------------------------------------------------------------------------
Income from investment operations:

  Net investment income^a                    .77     .67     .51    1.33   1.28
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                (.56)    .26     .41   (7.49)   .64
--------------------------------------------------------------------------------
  Total from investment operations           .21     .93     .92   (6.16)  1.92
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                     (.65)   (.60)   (.60)  (1.24) (1.50)
--------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                --      --      --      --  (2.92)
--------------------------------------------------------------------------------
  Tax return on capital                       --      --      --   (.26)      --
--------------------------------------------------------------------------------
  Total distributions                       (.65)   (.60)   (.60)  (1.50) (4.42)
--------------------------------------------------------------------------------
Net asset value, end of period            $ 5.66  $ 6.10  $ 5.77  $ 5.45  $13.11
--------------------------------------------------------------------------------
Market value, end of period              $ 5.32  $ 5.06  $ 4.75  $ 6.88 $12.13^b
--------------------------------------------------------------------------------

Total Return
--------------------------------------------------------------------------------
Per share market value (%)                 18.31   20.22  (22.49) (36.19)  19.72
--------------------------------------------------------------------------------
Per share net asset value (%)c              4.23   19.25  (18.78) (52.80)  14.03
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)        56      61      57      53      81
--------------------------------------------------------------------------------
Ratio of expenses (excluding interest) (%)  2.09    1.89    2.02    1.60    1.85
--------------------------------------------------------------------------------
Ratio of expenses (%)                       3.04    2.47    2.30    2.67    2.36
--------------------------------------------------------------------------------
Ratio of net investment income (%)         12.50   10.77    9.06   11.28    7.80
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                  781     317     323     324     362
--------------------------------------------------------------------------------

^a   Based on monthly average shares outstanding during each period.

^b Market value of $14.25 has been reduced to reflect a distribution of $2.12 per share, relating to a due bill which entitles individuals who purchased shares prior to November 4, 1997, the ex-date of the dividend, to be reimbursed by the seller in the amount of the distribution.

^c Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date, the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American Debt Instruments. Financial information prior to November 14, 1997 should not be considered representative of the present Fund.

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that most fairly reflects fair value, as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Currency Exchange Contracts. A forward currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $76,214,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006

($52,667,000), October 31, 2007 ($16,252,000), and October 31, 2009
($7,295,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at October 31, 2001.

B. Purchases and Sales of Securities

For the year ended October 31, 2001, purchases and sales (excluding short-term investments) of investment securities aggregated $559,102,860 and $554,773,235. respectively.

Transactions in written options for the year ended October 31, 2001 are summarized as follows:

                                                     Number of
                                                     Contracts       Premiums
--------------------------------------------------------------------------------
Outstanding, beginning of year                             --     $         --
--------------------------------------------------------------------------------
Options written                                     7,457,120          150,732
--------------------------------------------------------------------------------
Options closed                                     (2,350,000)         (82,250)
--------------------------------------------------------------------------------
Options expired                                    (1,857,120)         (14,857)
--------------------------------------------------------------------------------
Outstanding, end of year                            3,250,000     $     53,625
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Manager"), formerly Scudder Kemper Investments, Inc., the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Service Provider Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The amount charged to the Fund by SFAC aggregated $64,930, of which $4,706 is unpaid at October 31, 2001.

Scudder Investments Service Company ("SISC"), formerly Kemper Service Corporation, a subsidiary of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $15,000, of which $2,500 is unpaid at October 31, 2001.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

--------------------------------------------------------------------------------

D. Reverse Repurchase Agreements

The Fund has entered into reverse repurchase agreements with third parties involving its holdings in foreign debt securities. At October 31, 2001, the Fund had outstanding reverse repurchase agreements as follows:

                                 Value of Assets
                                    Sold Under
                                  Agreement to     Repurchase       Weighted
Counterparty                       Repurchase      Liability    Average Maturity
--------------------------------------------------------------------------------
J.P. Morgan Chase                $ 12,065,000    $ 11,239,309         26 days
--------------------------------------------------------------------------------
Deutsche Bank                       5,494,125       5,259,249         25 days
--------------------------------------------------------------------------------
                                 $ 17,559,125    $ 16,498,558
--------------------------------------------------------------------------------

The average weighted daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2001 was $14,934,756. The weighted average interest rate was 4.25%.

E. Commitments

As of October 31, 2001 the Fund had entered into the following forward currency exchange contracts resulting in net unrealized appreciation of $10,460.

                                                                  Net Unrealized
                                                   Settlement      Appreciation
 Contracts to Deliver       In Exchange For           Date            (U.S.$)
--------------------------------------------------------------------------------
       CLP 994,700,000           USD 1,400,000       11/26/2001        10,460
--------------------------------------------------------------------------------

 Currency Abbreviation
-------------------------------------------------------
CLP      Chilean Pesos
-------------------------------------------------------

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after

--------------------------------------------------------------------------------


December 15, 2000. The revised Audit and Accounting Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Scudder Global High Income Fund,
Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at October 31, 2001, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
December 5, 2001

Shareholder Meeting Results                                         (Unaudited)
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders (the "Meeting") of Scudder Global High Income Fund, Inc. (the "Fund") was held on Wednesday, July 18, 2001, at the office of Zurich Scudder Investments, Inc., 25th Floor, 345 Park Avenue at 51st Street, New York, NY 10154-0010. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below).

1. To elect three Directors to hold office for a term of three years or until their respective successors have been duly elected and qualified.

                                                Number of Votes:
                               -------------------------------------------------
Director (Class 1)                    For           Withheld   Broker Non-Votes*
--------------------------------------------------------------------------------
Nicholas Bratt                     8,169,242         596,447           0
--------------------------------------------------------------------------------
Ronaldo A. da Frota Noguiera       8,168,358         597,331           0
--------------------------------------------------------------------------------
Kesop Yun                          8,150,456         615,233           0
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Dividend Reinvestment and Cash
Purchase Plan
--------------------------------------------------------------------------------

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company, the Plan Agent.

Automatic Participation

Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share

--------------------------------------------------------------------------------

on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. (Note: This provision of the Plan has been amended; please see below.) In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective June 13, 2001, the Plan has been amended to provide that if on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 5 days after or 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To

--------------------------------------------------------------------------------

avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

--------------------------------------------------------------------------------

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but only by giving at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority).

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.

Other Information
--------------------------------------------------------------------------------

Investment Manager

The investment manager of Scudder Global High Income Fund, Inc. is Zurich Scudder Investments, Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include 21 open-end investment companies as well as portfolios for institutional investors.

In addition to the fund, the Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., and The Korea Fund, Inc.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of the Manager, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the fund's investment management agreements with the Manager under the Investment Company Act of 1940 and, therefore, a termination of those agreements, the Manager intends to seek approval of new agreements from the fund's shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Amendment of the By-Laws

Effective April 4, 2001, the fund's By-Laws were amended to provide that after expiration of the terms of office specified for the Directors elected at such initial annual meeting of shareholders, the Directors of each class shall serve for terms of three years, or, when filling a vacancy, for the remainder of the full term of the class of directors in which the vacancy occurred, and until their successors are elected and have qualified.





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


Directors and Officers
--------------------------------------------------------------------------------

Juris Padegs*
   President, Chairman of the Board, and Director

Nicholas Bratt*
   Director

Robert J. Callander
   Director

Kenneth C. Froewiss
   Director

William H, Luers
   Director

Ronaldo A. da Frota Nogueira
   Director

Dr. Susan Kaufman Purcell
   Director

Kesop Yun
   Director

Jan C. Faller*
   Vice President

Judith A. Hannaway*
   Vice President

John R. Janasiewicz*
   Vice President

John Millette*
   Vice President and Secretary

Kathryn L. Quirk*
   Vice President and Assistant Secretary

John R. Hebble*
   Treasurer

Thomas Lally*
   Assistant Treasurer

Brenda Lyons*
   Assistant Treasurer

Caroline Pearson*
   Assistant Secretary

*   Zurich Scudder Investments, Inc.